UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey (Channel Islands)	3990	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North Warmley, Bristol United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share Exchange	AMCR	The New York Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                    ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Amcor plc Annual General Meeting of Shareholders (the “Annual Meeting”) was held on November 5, 2019.  As of the record date for the Annual Meeting, there were 1,614,957,968 ordinary shares entitled to vote, of which the holders of 1,153,274,041 shares were represented in person or by proxy at the Annual Meeting.  The results of the items voted on at the Annual Meeting are set forth below:

1.              The shareholders elected ten director-nominees for a one-year term.  The vote was as follows:

Director Nominee	Votes For	Votes Against	Abstains	Broker Non-Votes
Graeme Liebelt	1,087,756,602	18,918,866	1,208,682	45,389,891
Dr. Armin Meyer	1,083,835,730	23,010,786	1,037,634	45,389,891
Ronald Delia	1,102,653,219	4,183,893	1,047,038	45,389,891
Andrea Bertone	1,103,799,284	1,968,406	2,116,460	45,389,891
Karen Guerra	1,105,229,541	1,622,383	1,032,226	45,389,891
Nicholas (Tom) Long	1,086,460,987	20,358,265	1,064,898	45,389,891
Arun Nayar	1,105,135,244	1,624,918	1,123,988	45,389,891
Jeremy Sutcliffe	1,091,966,143	14,851,894	1,066,113	45,389,891
David Szczupak	1,105,389,593	1,441,928	1,052,629	45,389,891
Philip Weaver	1,103,972,999	2,852,077	1,059,074	45,389,891

2.              The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.  The vote was 1,142,702,084 for, 9,592,542 against, and 979,415 abstentions.  There were no broker non-votes.

3.              The shareholders approved, by non-binding, advisory vote, the Company’s executive compensation.  The vote was 872,802,602 for, 231,560,615 against, and 3,520,933 abstentions.  There were 45,389,891 broker non-votes.

4.              The shareholders approved, by non-binding advisory vote, casting an advisory vote on the Company’s executive compensation on an annual basis.  The vote was 1,046,657,008 in favor of every year, 592,493 in favor of every two years, 13,077,126 in favor of every three years, and 47,557,523 abstentions.  There were no broker non-votes.

The board of directors has considered the shareholder vote regarding the frequency of future advisory votes on executive compensation and determined that it will hold an advisory vote on its executive compensation every year until further consideration by the board or such vote is no longer required by law or regulation, whichever shall first occur.

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Item 8.01 Other Events.

On November 7, 2019, the Board of Directors of the Company declared a quarterly cash dividend of 11.5 cents per ordinary share, which is payable on December 17, 2019 to shareholders of record as of November 28, 2019. The dividend will be paid in US dollars to holders of the Company’s original shares trading on the New York Stock Exchange. Holders of the Company’s CHESS Depositary Instruments (“CDIs”) trading on the Australian Securities Exchange will receive an unfranked dividend of 16.7 Australian cents which reflects the quarterly dividend of 11.5 US cents per share converted at an average exchange rate of 0.6873 over the five trading days ended November 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

/s/ Damien Clayton
Date: November 8, 2019	Name:	Damien Clayton
	Title:	Company Secretary

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